                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2001
                                                   --------------

                          Sandy Spring Bancorp, Inc.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Maryland                  0-19065                 52-1532952
-------------------------------------------------------------------------------
(State or other jurisdiction    (Commission file            (IRS Employer
of incorporation)                    number)           Identification Number)






17801 Georgia Avenue, Olney, Maryland  20832
-------------------------------------------------------------------------------
(Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (301) 774-6400
                                                     --------------

Item 5. Other Events.

        Sandy Spring Bancorp intends to distribute a letter to shareholders on or about March 15, 2001. This letter and a related cautionary statement regarding forward-looking statements is included as Exhibit 99.

Item 7. Financial Statements and Exhibits.

(a) Exhibit 99 - Letter to Shareholders Distributed to Shareholders and Statement regarding Forward-Looking Statements



                                  Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SANDY SPRING BANCORP, INC.



                                                By:    /s/ Hunter R. Hollar
                                                      -------------------------
                                                       Hunter R. Hollar
                                                       President and
                                                       Chief Executive Officer
Dated : March 14, 2001


                                      2